UNITED STATES OF AMERICA
                                 STATE OF TEXAS

                 The Southeast Texas Housing Finance Corporation
                        Multifamily Housing Revenue Bond
                (The Gateway at Lake Jackson Apartments Project)
                                   Series 1998

Number: R- 1
Dated Date: December 1, 1998
Maturity Date: January 1, 2041
Issuance Date: December 22, 1998
Registered Owner: Charter Municipal Mortgage Acceptance Company
Principal Amount: $10,934,000
Interest Rate: 7%

      The Southeast Texas Housing Finance Corporation (the "Issuer"), a public nonprofit housing finance corporation of the State of Texas (the "State"), created and existing under and by virtue of the laws of the State, hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the office of Bank One, Texas, N.A. in Westerville, Ohio or its successor as trustee (the "Trustee"), under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount at the interest rate set forth above, from and including the dated date hereof until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as registrar.

      This Bond is one of a series of bonds (the "Bonds") issued pursuant to, and is subject to, the Trust Indenture dated as of December 1, 1998, between the Issuer and the Trustee (as amended and supplemented from time to time, the "Indenture"), and Chapter 394, Texas Local Government Code, as amended (the "Act"). Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Bonds issued under the Indenture are expressly limited to $10,934,000 in aggregate principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing construction and permanent financing for qualified multifamily rental housing units in the State and of paying certain expenses incidental thereto. Pursuant to a Loan Agreement dated as of even date with the Indenture, and a Promissory Note (the "Note") dated the date of issuance of the Bonds, Windcrest/Lake Jackson, Ltd., a Texas limited partnership (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and interest on the Bonds.

      The Bonds shall be special and limited obligations of the Issuer payable only from the sources provided in this Indenture and neither the State nor any other political subdivision thereof



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shall be liable on the Bonds. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE
EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM (I) THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY THE DEVELOPER, AND THE SECURITY THEREFOR PROVIDED BY THE DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT FROM THE DEVELOPER FOR THE BENEFIT OF THE TRUSTEE, DATED AS OF EVEN DATE WITH THE INDENTURE, AND THE ASSIGNMENT OF LEASES, RENTS AND OTHER INCOME FROM THE DEVELOPER TO THE TRUSTEE, DATED AS OF EVEN DATE WITH THE INDENTURE, ALL OF WHICH HAVE BEEN ASSIGNED TO THE TRUSTEE PURSUANT TO THE INDENTURE, AND (II) ANY ADDITIONAL SECURITY PROVIDED IN THE INDENTURE. The Bonds and the interest thereon are limited obligations of the Issuer payable solely from revenues and receipts under the Loan Agreement. The Bonds do not constitute, within the meaning of any statutes or constitutional provisions, an indebtedness, an obligation, or a loan of credit of the State, the Governmental Units or any other county, municipality, or other municipal or political subdivision of the State. The Bonds are special and limited obligations of the Issuer payable only from the sources provided in this Indenture but not otherwise. The Issuer has no taxing power. No recourse shall be had for the payment of the principal of or premium or interest on this Bond against any past, present, or future officer, director, member, employee, or agent of the Issuer, or of any successor to the Issuer, as such, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, directors, members, employees, or agents, as such, is hereby expressly waived and released as a condition of, and consideration for, the execution and issuance of this Bond.

      Interest on the Bonds. The Bonds (including this Bond) shall bear interest on the outstanding principal amount thereof from and including the Issuance Date to the date of maturity or redemption or acceleration prior to maturity at a rate of seven percent (7%) comprised of twelve 30-day months. The interest payable on the Bonds as provided above shall be payable on the first business day of each month commencing January 4, 1999, and on each Bond Payment Date.

      Registration and Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture. The Issuer, the Trustee, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

      Redemption of Bonds. The Bonds are subject to optional and mandatory redemption by the Issuer and purchase in lieu of redemption by the Developer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture.


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      Enforcement. Only the Majority Owner shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Majority Owner upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

      Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

      Modifications. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

      This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Indenture, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

      It is hereby certified and recited that all conditions, acts and things required by the statutes of the State or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said statutes.


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      IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed as of the Dated Date stated above.

                                             THE SOUTHEAST TEXAS HOUSING FINANCE
                                             CORPORATION

                                             By: /s/ John Towner
                                                --------------------------------
                                                Name:  John Towner
                                                Title: President

(SEAL)

Attest:

By: /s/ D. Gary Longaker
   -------------------------
   Name:  D. Gary Longaker
   Title: Executive Director


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                          CERTIFICATE OF AUTHENTICATION

      This Bond is one of the Bonds described in the within mentioned Indenture and is one of the Multifamily Housing Revenue Bonds (The Gateway at Lake Jackson Apartments Project) Series 1998 of The Southeast Texas Housing Finance Corporation.

                                             BANK ONE, TEXAS, N.A.
                                             as Trustee and Authenticating Agent

                                             By: /s/ Susan Bren
                                                 -------------------------------
                                                 Authorized Signatory

Date of Authentication:
  December 22, 1998
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                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ the within and hereby authorizes the transfer of this Bond on the registration books of the Trustee.

      Dated:___________________

                                             Authorized Signature

                                             -----------------------------------
                                             Name of Transferee


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Signature Guaranteed by

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Name of Bank

By:
   -----------------------------
Title:
      --------------------------